Equipment and leasehold improvements	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Equipment and leasehold improvements

Note 4. Equipment and leasehold improvements

Equipment and leasehold improvements are recorded at cost. Expenditures for renewals and betterments that extend the life of such assets are capitalized. Maintenance and repairs are charged to expense as incurred. Differences between amounts received and net carrying value of assets retired or disposed of are charged or credited to income as incurred. Equipment and leasehold improvements are as follows:

	As of
	December 31,
($000’s)	2019	2018
Computers	$8,505	$4,552
Software	527	519
Furniture/fixtures	3,675	1,876
Leasehold improvements	6,523	5,160
Capital in progress	70	120
	19,300	12,227
Less: accumulated depreciation	(6,823)	(2,999)
	$12,477	$9,228

Depreciation expense was $4.1 million and $3.5 million for the years ended December 31, 2019 and 2018, respectively.